Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 1, dated as of December 9, 2009 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of June 18, 2007 (the “Credit Agreement”), among LPL Investment Holdings, Inc., a Delaware corporation (“Holdings”), LPL Holdings, Inc., a Massachusetts corporation (the “Borrower”), the lending institutions from time to time parties thereto (the “Lenders”), Goldman Sachs Credit Partners L.P., as sole lead arranger, sole book runner and syndication agent, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co., as Collateral Agent. Capitalized terms used but not defined herein have the meanings provided for in the Credit Agreement.

WHEREAS, Section 13.1 of the Credit Agreement permits the Required Lenders or, with the consent of the Required Lenders, the Administrative Agent to enter into certain amendments, supplements or other modifications to the Credit Agreement and the other Credit Documents with the relevant Credit Parties;

WHEREAS, the Credit Parties desire to amend the Credit Agreement and the other Credit Documents on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1                                               Amendments.

(a)                                  Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Additional Lender” shall mean, at any time, any Person (other than any such Person that is a Lender at such time) that agrees to provide any portion of an Incremental Term Loan Commitment, an Additional/Replacement Revolving Credit Commitment or Incremental Revolving Credit Commitment Increase pursuant to an Incremental Agreement in accordance with Section 2.14.

“Additional/Replacement Revolving Credit Commitment” shall have the meaning provided in Section 2.14(a).

“Additional/Replacement Revolving Credit Facility” shall mean each tranche of Additional/Replacement Revolving Credit Commitments made pursuant to Section 2.14.

“Additional/Replacement Revolving Credit Loans” shall mean any loan made to the Borrower under a tranche of Additional/Replacement Revolving Credit Commitments.

“Additional/Replacement Revolving Credit Lender” shall mean, at any time, any Lender that has an Additional/Replacement Revolving Credit Commitment.

“Adjusted Total Additional/Replacement Revolving Credit Commitment” shall mean, at any time, with respect to any tranche of Additional/Replacement Revolving Credit Commitments, the Total Additional/Replacement Revolving Credit Commitment for such tranche less the aggregate Additional/Replacement Credit Commitments of all Defaulting Lenders in such tranche.

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of December 9, 2009.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound other than the Obligations.

“Existing Class” shall mean Existing Term Loan Classes and each Class of Existing Revolving Credit Commitments.

“Existing Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).

“Existing Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).

“Existing Term Loan Class” shall have the meaning provided in Section 2.15(a)(i).

“Extended Loans/Commitments” shall mean Extended Term Loans, Extended Revolving Credit Loans and/or Extended Revolving Credit Commitments.

“Extended Repayment Date” shall have the meaning provided in Section 2.5(c).

“Extended Revolving Credit Commitments” shall have the meaning provided in Section 2.15(a)(ii).

“Extended Revolving Credit Facility” shall mean each tranche of Extended Revolving Credit Commitments established pursuant to Section 2.15(a)(ii).

“Extended Revolving Credit Loans” shall have the meaning provided in Section 2.15(a)(ii).

“Extended Term Loan Facility” shall mean each tranche of Extended Term Loans made pursuant to Section 2.15.

“Extended Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(c).

“Extended Term Loans” shall have the meaning provided in Section 2.15(a)(i).

“Extending Lender” shall have the meaning provided in Section 2.15(b).

“Extension Agreement” shall have the meaning provided in Section 2.15(c).

“Extension Election” shall have the meaning provided in Section 2.15(b).

“Extension Request” shall mean Term Loan Extension Requests and Revolving Credit Extension Requests.

“Extension Series” shall mean all Extended Term Loans and Extended Revolving Credit Commitments that are established pursuant to the same Extension Agreement (or any subsequent Extension Agreement to the extent such Extension Agreement expressly provides that the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule.

“First Lien Obligations” shall mean the Obligations and the Permitted Other Debt Obligations (other than any Permitted Other Debt Obligations that are unsecured or are secured by a Lien ranking junior to the Lien securing the Obligations), collectively.

“First Lien Secured Parties” shall mean the Secured Parties and the Permitted Other Debt Secured Parties and any representative on their behalf for such purposes (other than in the case of Permitted Other Debt Secured Parties whose Permitted Other Debt Obligations are unsecured or are secured by a Lien ranking junior to the Lien securing the Obligations, such Permitted Other Debt Secured Parties and any other representative on their behalf), collectively.

“Incremental Agreement” shall have the meaning set forth in Section 2.14(e).

“Incremental Facility Closing Date” shall have the meaning provided in Section 2.14(e).

“Incremental Limit” shall have the meaning provided in Section 2.14(b).

“Incremental Revolving Credit Commitment Increase” shall have the meaning provided in Section 2.14(a).

“Incremental Revolving Credit Commitment Increase Lender” shall have the meaning provided in Section 2.14(f)(i).

“Incremental Term Loan Commitment” shall mean the commitment of any lender to make Incremental Term Loans of a particular tranche pursuant to Section 2.14(a).

“Incremental Term Loan Facility” shall mean each tranche of Incremental Term Loans made pursuant to Section 2.14.

“Incremental Term Loan Maturity Date” shall mean, with respect to any tranche of Incremental Term Loans made pursuant to Section 2.14, the final maturity date thereof.

“Incremental Term Loans” shall have the meaning provided in Section 2.14(a).

“Permitted Other Debt Documents” shall mean any document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Credit Documents) issued or executed and delivered with respect to any Permitted Other Debt by any Credit Party.

“Permitted Other Debt Obligations” shall mean, if any secured Permitted Other Debt is issued or incurred, the collective reference to (a) the due and punctual payment of (i) the principal of and premium, if any, and interest at the applicable rate provided in the Permitted Other Debt Documents (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the indebtedness outstanding thereunder, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment, redemption or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any other Credit Party to any of the Permitted Other Debt Secured Parties under the Permitted Other Debt Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and each other Credit Party under or pursuant to the Permitted Other Debt Documents.

“Permitted Other Debt Secured Parties” shall mean the holders from time to time of the secured Permitted Other Debt Obligations (and any representative on their behalf).

“Permitted Other Debt” shall mean senior secured or senior unsecured, senior subordinated or subordinated debt (which debt, if secured, may either have the same lien priority as the Obligations or may be secured by a Lien ranking junior to the Lien securing the Obligations), in either case issued by any Credit Party, (a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to, at the time of incurrence, of such Permitted Other Debt, the latest Maturity Date of any Credit Facility outstanding on the date of such incurrence

(other than customary offers to repurchase upon a change of control, asset sale or casualty or condemnation event and customary acceleration rights after an event of default), (b) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness (provided that such Indebtedness shall have interest rates, fees, funding discounts and redemption or prepayment premiums determined by the Borrower to be market rates, fees, discounts and premiums at the time of issuance of such Indebtedness), taken as a whole, are determined by the Borrower to be market terms on the date of issuance and in any event are not more restrictive on the Borrower and its Restricted Subsidiaries than the terms of this Agreement (as in effect on the effective date of Amendment No. 1) and do not require the maintenance or achievement of any financial performance standards other than as a condition to the relevant Credit Party’s right to take specified actions under the relevant Permitted Other Debt Documents; provided that a certificate of an Authorized Officer of the relevant Credit Party shall be delivered to the Administrative Agent prior to the pricing (or any similar commitment event on the part of the Credit Parties) of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements, (c) if such Indebtedness is senior subordinated or subordinated Indebtedness, the terms of such Indebtedness provide for customary subordination of such Indebtedness to the Obligations, (d) if such Indebtedness is secured, such Indebtedness shall not be secured by any property or assets other than the Collateral, (e) no Subsidiary of the Borrower (other than a Guarantor) is an obligor under such Indebtedness and (f) the Net Cash Proceeds from the issuance of such Indebtedness shall be applied to repay Term Loans in accordance with the terms of Section 5.2.

“Repayment Amount” shall mean a Tranche D Term Loan Repayment Amount, an Extended Term Loan Repayment Amount with respect to any Extension Series and the amount of any installment of Incremental Term Loans scheduled to be repaid on any date.

“Required Additional/Replacement Revolving Credit Lenders” shall mean, with respect to each tranche of Additional/Replacement Revolving Credit Commitments at any date, Non-Defaulting Lenders having or holding a majority of (a) the Adjusted Total Additional/Replacement Revolving Credit Commitment of such tranche at such date or (b) if the Total Additional/Replacement Revolving Credit Commitment of such tranche has been terminated at such time, the outstanding principal amount of the Additional/Replacement Revolving Credit Loans of such tranche and the related letter of credit exposure (excluding the letter of credit exposure of Defaulting Lenders) in the aggregate at such date.

“Revolving Credit Extension Request” shall have the meaning provided in Section 2.15(a)(ii).

“Section 2.15 Additional Agreement” shall have the meaning provided in Section 2.15(c).

“Specified Existing Revolving Credit Commitment Class” shall have the meaning provided in Section 2.15(a)(ii).

“Term Loan Extension Request” shall have the meaning provided in Section 2.15(a)(i).

“Total Additional/Replacement Revolving Credit Commitment” shall mean the sum of Additional/Replacement Revolving Credit Commitments of all the Lenders providing any tranche of Additional/Replacement Revolving Credit Commitments.

“Total Incremental Term Loan Commitment” shall mean the sum of the Incremental Term Loan Commitments of any tranche of Incremental Term Loans of all the Lenders providing such tranche of Incremental Term Loans.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing” contained therein and replacing it with the following:

““Borrowing” shall mean and include (a) the incurrence of Swingline Loans from the Swingline Lender on a given date and (b) the incurrence of one Class and Type of Loan on a given date (or resulting from conversions on a given date) having a single Maturity Date and, in the case of Eurodollar Loans, the same Interest Period (provided that ABR Loans incurred pursuant to Section 2.10(b) shall be considered part of any related Borrowing of Eurodollar Loans).”

(c)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Class” contained therein and replacing it with the following:

““Class”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, Tranche D Term Loans, Incremental Term Loans, Extended Term Loans (of the same Extension Series), Extended Revolving Credit Loans (of the same Extension Series), Additional/Replacement Revolving Credit Loans (made pursuant to the same tranche) or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, a Tranche D Term Loan Commitment, an Incremental Term Loan Commitment, an Extended Revolving Credit Commitment (of the same Extension Series), an Additional/Replacement Revolving Credit Commitment (made pursuant to the same tranche) or a Swingline Commitment.”

(d)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Commitments” contained therein and replacing it with the following:

““Commitments” shall mean, with respect to each Lender (to the extent applicable), such Lender’s Revolving Credit Commitment, Tranche D Term Loan Commitment, Incremental Term Loan Commitment, Extended Revolving Credit Commitment, Additional/Replacement Revolving Credit Commitment or Swingline Commitment.”

(e)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Credit Facility” contained therein and replacing it with the following:

““Credit Facility” shall mean any of the Tranche D Term Loan Facility, any Incremental Term Loan Facility, any Extended Term Loan Facility, any Extended Revolving Credit Facility, the Revolving Credit Facility and any Additional/Replacement Revolving Credit Facility.”

(f)                                    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Debt Incurrence Prepayment Event” contained therein and replacing it with the following:

““Debt Incurrence Prepayment Event” shall mean any issuance or incurrence by the Borrower or any of the Restricted Subsidiaries of any Indebtedness, but excluding Indebtedness permitted to be issued or incurred under Section 10.1 (other than under Section 10.1(i)(ii), Section 10.1(v)(i) or pursuant to clause (i) of the proviso to Section 2.14(b)).”

(g)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Eurodollar Loan” contained therein and replacing it with the following:

““Eurodollar Loan” shall mean any Loan bearing interest at rate determined by reference to the Eurodollar Rate.”

(h)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Interest Period” contained therein and replacing it with the following:

““Interest Period” shall mean, with respect to any Term Loan, Revolving Credit Loan, Additional/Replacement Revolving Credit Loan or Extended Revolving Credit Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.”

(i)                                     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Loan” and replacing it with the following:

““Loan” shall mean any Revolving Credit Loan, Additional/Replacement Revolving Credit Loan (including swingline loans made thereunder), Extended Revolving Credit Loan, Swingline Loan or Term Loan made by any Lender hereunder.”

(j)                                     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” contained therein and replacing it with the following:

“Maturity Date” shall mean the Tranche D Term Loan Maturity Date, the Revolving Credit Maturity Date, any maturity date related to any tranche of Additional/Replacement Revolving Credit Commitments, any Incremental Term Loan Maturity Date, any maturity date related to any Extension Series of Extended Term Loans and any maturity date related to any Extension Series of Extended Revolving Credit Commitments.”

(k)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Required Lenders” contained therein and replacing it with the following:

““Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the outstanding principal amount of the Term Loans in the aggregate at such date, (b)(i) the Adjusted Total Revolving Credit Commitment at such date or (ii) if the Total Revolving Credit Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, the aggregate outstanding principal amount of the Revolving Credit Loans and Revolving Credit Exposure (excluding the Revolving Credit Exposure of Defaulting Lenders) at such time, (c)(i) the Adjusted Total Additional/Replacement Revolving Credit Commitment of each tranche of Additional/Replacement Revolving Credit Commitments at such date or (ii) if the Total Additional/Replacement Revolving Credit Commitment of any tranche of Additional/Replacement Revolving Credit Commitments has been terminated or for purposes of acceleration pursuant to Section 11, the outstanding principal amount of the Additional/Replacement Revolving Credit Loans of such tranche and the related letter of credit exposure (excluding the letter of credit exposure of Defaulting Lenders) in the aggregate at such date and (d)(i) the Extended Revolving Credit Commitments of each Extension Series at such date or (ii) if the Extended Revolving Credit Commitments of any Extension Series has been terminated or for the purposes of acceleration pursuant to Section 11, the outstanding principal amount of the Extended Revolving Credit Loans of such Extension Series and the related letter of credit exposure (excluding the letter of credit exposure of Defaulting Lenders) in the aggregate at such date.”

(l)                                     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Required Revolving Credit Lenders” contained therein and replacing it with the following:

““Required Revolving Credit Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of (a) the Adjusted Total Revolving Credit Commitment at such date or (b) if the Total Revolving Credit Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, the aggregate outstanding principal amount of the Revolving Credit Loans and Revolving Credit Exposure (excluding the Revolving Credit Exposure of Defaulting Lenders) at such time.”

(m)                               Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Commitment” contained therein and replacing it with the following:

““Revolving Credit Commitment” shall mean, (a) with respect to each Lender that is a Lender on the Closing Date, the amount set forth opposite such Lender’s name on Schedule 1.1(b) as such Lender’s “Revolving Credit Commitment”, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof, (b) in the case of any Lender that becomes a Lender after the Closing Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Revolving

Credit Commitment, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof and (c) in the case of any Lender that increases its Revolving Credit Commitment or becomes an Incremental Revolving Credit Commitment Increase Lender, in each case pursuant to Section 2.14, the amount specified in the applicable Incremental Agreement, as such Revolving Credit Commitment may be reduced from time to time pursuant to the terms hereof.  The aggregate amount of Revolving Credit Commitments as of the Closing Date was $100,000,000.”

(n)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Security Documents” contained therein and replacing it with the following:

““Security Documents” shall mean, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) the First Reaffirmation Agreement and the Second Restatement Reaffirmation Agreement (d) the Mortgages, (e) any intercreditor agreement executed and delivered pursuant to Section 10.2 and (f) each other security agreement or other instrument or document executed and delivered pursuant to Section 9.11, 9.12 or 9.14 or pursuant to any other such Security Documents or Permitted Other Debt Documents to secure or perfect the security interest in any or all of the First Lien Obligations.”

(o)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Term Loan” contained therein and replacing it with the following:

““Term Loan” shall mean a Tranche D Term Loan, an Incremental Term Loan or any Extended Term Loans, as applicable.”

(p)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Total Commitment” contained therein and replacing it with the following:

““Total Commitment” shall mean the sum of the Total Tranche D Term Loan Commitment, the Total Incremental Term Loan Commitment, the Total Revolving Credit Commitment and the Total Additional/Replacement Revolving Credit Commitment.”

(q)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Type” contained therein and replacing it with the following:

““Type” shall mean (a) as to any Term Loan, its nature as an ABR Loan or a Eurodollar Loan, (b) as to any Revolving Credit Loan, its nature as an ABR Loan or a Eurodollar Loan and (c) as to any Additional/Replacement Revolving Credit Loans, its nature as an ABR Loan or a Eurodollar Loan.”

(r)                                    Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions contained therein in their entirety:  “Adjusted Total New Term Loan Commitment”, “Eurodollar New Term Loan”, “Eurodollar Revolving Credit Loan”, “Eurodollar Term Loan”, “Eurodollar Tranche D Term Loan”, “Increased Amount Date”, “Joinder Agreement”, “New Letter of Credit Exposure”, “New Commitments”, “New Term Loan

Commitments”, “New Term Loan Facility”, “New Term Loan Lender”, “New Term Loans”, “New Term Loan Maturity Date”, “Revolving Credit Increase Lender”, “Revolving Credit Increase”, “Series”, “Total New Term Loan Commitment”

(s)                                  Clause (iv) of Section 2.1(a) is hereby amended by deleting such clause contained therein and replacing it with the foregoing:

“(iv) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided that all such Tranche D Term Loans made by each of the Tranche D Term Lenders pursuant to the same Borrowing shall, unless otherwise provided herein, consist entirely of Tranche D Term Loans of the same Type”

(t)                                    Clause (v) of Section 2.1(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the foregoing:

“(v) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; provided that all Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type”

(u)                                 Clauses (ii) and (iii) of Section 2.3(a) are hereby amended by deleting such clause contained therein and replacing them with the foregoing:

“(ii) the date of the Borrowing (which shall be (x) in the case of Tranche D Term Loans, the Effective Date and (y) in the case of Incremental Term Loans, the relevant Incremental Facility Closing Date) and (iii) whether the Term Loans shall consist of ABR Loans and/or Eurodollar Loans and, if the Term Loans are to include Eurodollar Loans, the Interest Period to be initially applicable thereto.”

(v)                                 Clause (i) of Section 2.3(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the foregoing:

“(i) prior to 1:00 p.m. (New York time) at least three Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans,”

(w)                               Clause (iii) of Section 2.3(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the foregoing:

“(iii) whether the respective Borrowing shall consist of ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto.”

(x)                                   Section 2.5(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a)  The Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, (i) on the Tranche D Term Loan Maturity Date, all then outstanding Tranche D Term Loans, (ii) on the relevant maturity date for any tranche of Incremental Term Loans, all then outstanding Incremental Term Loans of such tranche, (iii) on the Revolving Credit Maturity Date, all then outstanding Revolving Credit Loans, (iv) on the relevant maturity date for any tranche of Additional/Replacement Revolving Credit Commitments, all then outstanding Additional/Replacement Revolving Credit Loans, (v) on the relevant maturity date for any Extension Series of Extended Term Loans, all then outstanding Extended Term Loans of such Extension Series, (vi) on the relevant maturity date for any Extension Series of Extended Revolving Credit Commitments, all then outstanding Extended Revolving Credit Loans of such Extension Series and (vii) on the Swingline Maturity Date, all then outstanding Swingline Loans.”

(y)                                 Section 2.5(c) of the Credit Agreement is hereby replaced in its entirety as follows:

“In the event any Incremental Term Loans are made, such Incremental Term Loans shall mature and be repaid in amounts (each such amount, an “Incremental Term Loan Repayment Amount”) and on dates as agreed between the Borrower and the relevant Lenders of such Incremental Term Loans in the applicable Incremental Agreement, subject to the requirements set forth in Section 2.14.  In the event that any Extended Term Loans are established, such Extended Term Loans shall, subject to the requirements of Section 2.15, be repaid by the Borrower in the amounts (each such amount, an “Extended Term Loan Repayment Amount”) and on the dates (each an “Extended Repayment Date”) set forth in the applicable Extension Agreement. In the event any Extended Revolving Credit Commitments are established, such Extended Revolving Credit Commitments shall, subject to Section 2.15, be terminated (and all Extended Revolving Credit Loans of the same Extension Series repaid) on dates set forth in the applicable Extension Agreement.”

(z)                                   Section 2.5(e) of the Credit Agreement is hereby replaced in its entirety as follows:

“(e) The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Tranche D Term Loan, an Incremental Term Loan (and the relevant tranche thereof), a Revolving Credit Loan, an Additional/Replacement Revolving Credit Loan, an Extended Term Loan, an Extended Revolving Credit Loan or Swingline Loan, as applicable, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender or the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.”

(aa)                            Section 2.6(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a) The Borrower shall have the option on any Business Day to convert all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Term Loans, Revolving Credit Loans, Additional/Replacement Revolving Credit Loans or Extended Revolving Credit Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any Eurodollar Loans as Eurodollar Loans for an additional Interest Period; provided that (i) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into Eurodollar Loans if a Default or Event of Default is in existence on the date of the conversion and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is subject to such conversion have, determined in its or their sole discretion not to permit such conversion, (iii) Eurodollar Loans may not be continued as Eurodollar Loans for an additional Interest Period if a Default or Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has, or the Required Lenders in respect of the Credit Facility that is subject to such continuation have, determined in its or their sole discretion not to permit such continuation and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2.  Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent at the applicable Administrative Agent’s Office prior to 1:00 p.m. (New York time) at least (i) three Business Days’, in the case of a continuation of, or conversion to, Eurodollar Loans or (ii) one Business Day’s in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted into or continued and, if such Loans are to be converted into, or continued as, Eurodollar Loans, the Interest Period to be initially applicable thereto (if no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration).  The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.”

(bb)                          The third sentence of Section 2.7 of the Credit Agreement is hereby replaced in its entirety as follows:

“Each Borrowing of Incremental Term Loans under this Agreement shall be granted by the Lenders of the relevant tranche thereof on a pro rata basis of their then applicable Incremental Term Loan Commitments. Each borrowing of Additional/Replacement Revolving Credit Loans under the Agreement shall be granted by the Lenders thereof on a pro rata basis of their then applicable Additional/Replacement Revolving Credit Commitments for the applicable tranche.”

(cc)                            Section 2.14 of the Credit Agreement is hereby replaced in its entirety as follows:

“2.14  Incremental Facilities.

(a)  The Borrower may, at any time or from time to time after the Closing Date, by written notice delivered to the Administrative Agent no later than 10 days prior to the anticipated Incremental Facility Closing Date (or such shorter period as may be agreed by the Administrative Agent in its discretion) (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request (i) one or more additional tranches of term loans (the “Incremental Term Loans”), (ii) one or more increases in the amount of the Revolving Credit Commitments (each such increase, an “Incremental Revolving Credit Commitment Increase”) or (iii) one or more additional tranches of revolving credit commitments (the “Additional/Replacement Revolving Credit Commitments”); provided that both at the time of any such request and after giving effect to the effectiveness of any Incremental Agreement referred to below, no Default or Event of Default shall exist and at the time that any such Incremental Term Loan, Incremental Revolving Credit Commitment Increase or Additional/Replacement Revolving Credit Commitments is made or effected (and after giving effect thereto), no Default or Event of Default shall exist; provided, further, that after giving effect to the incurrence of such Incremental Term Loans or borrowing under such Incremental Revolving Credit Commitment Increase or borrowing under such Additional/Replacement Revolving Credit Commitments (and after giving effect to any investment to be consummated in connection therewith), the Borrower and the Restricted Subsidiaries shall be in pro forma compliance with the requirements of Sections 10.9 and 10.10 computed as of the last day of the most recent Test Period, in each case as if such Incremental Term Loans, Incremental Revolving Credit Commitment Increase or Additional/Replacement Revolving Credit Commitments, as applicable, had been outstanding on the last day of such Test Period for testing compliance therewith.

(b)  Each tranche of Incremental Term Loans, each Incremental Revolving Credit Commitment Increase and each tranche of Additional/Replacement Revolving Credit Commitments shall be in an aggregate principal amount that is not less than $25,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth below in this Section 2.14(b)) and the aggregate amount of the Incremental Term Loans, Incremental Revolving Credit Commitment Increases and the Additional/Replacement Revolving Credit Commitments shall not exceed $150,000,000 (the “Incremental Limit”); provided that (i) Incremental Term Loans may be incurred without regard to the Incremental Limit, to the extent that the Net Cash Proceeds from such Incremental Term Loans are used on the date of incurrence of such Incremental Term Loans to make the prepayments as required pursuant to Section 5.2(a)(i), (ii) Additional/Replacement Revolving Credit Commitments may be provided without regard to the Incremental Limit to the extent that the existing Revolving Credit Commitments shall be reduced in accordance with Section 5.2(e)(ii) by an amount equal to the aggregate amount of Additional/Replacement Revolving Credit Commitments so provided, (iii) in no event shall there be more than three Classes of revolving credit commitments outstanding at any one time and (iv) in no event shall there be more than six Classes of Term Loans outstanding at any one time.

(c)  (A) The Incremental Term Loans (i) shall rank pari passu in right of payment and of security with the Tranche D Term Loans, (ii) shall not mature earlier than the Tranche D Term Loan Maturity Date, (iii) shall have all-in pricing (including, without limitation, margins, fees, funding discounts, and premiums) and, subject to clause (ii) above, a maturity date and amortization schedules determined by the Borrower and the lenders thereof, (iv) shall have voluntary and mandatory prepayments subject to the provisions of Section 5.1 and 5.2 and (v) shall otherwise have terms and conditions substantially similar to those of the Tranche D Term Loans unless the differences are (x) solely technical in nature or (y) made for the benefit of the Lenders of the Tranche D Term Loans.

(B) The Incremental Revolving Credit Commitment Increase shall be treated the same as the Revolving Credit Commitments (including with respect to maturity date thereof) and shall be considered to be part of the Revolving Credit Facility.

(C) The Additional/Replacement Revolving Credit Commitments (i) shall rank pari passu in right of payment and of security with the Revolving Credit Loans, (ii) shall not mature earlier than the Revolving Credit Maturity Date and shall require no mandatory commitment reduction prior to the Revolving Credit Maturity Date, (iii) shall have all-in pricing (including, without limitation, margins, fees, premiums and funding discounts) determined by the Borrower and the lenders of such commitments; (iv) shall contain procedures that require Additional/Replacement Revolving Credit Loans thereunder to be borrowed and repaid (other than in connection with a permanent repayment and termination of commitments) on a pro rata basis with any borrowings and repayments of Revolving Credit Loans under the Revolving Credit Commitments (which procedures may be implemented through the applicable Incremental Agreement and may include technical changes related to the borrowing and repayment procedures of the Revolving Credit Facility), (v) shall have voluntary and mandatory reductions of commitment rights that are subject to the provisions of Sections 4.2 and 5.2(e)(ii), (vi) may include provisions relating to swingline loans and/or letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such subfacilities, the fees payable in connection therewith and the identity of the swingline lender and letter of credit issuer, as applicable, which shall be determined by the Borrower, the lenders of such commitments and the applicable letter of credit issuers and swingline lenders and borrowing, repayment and termination of commitment procedures with respect thereto, in each case which shall be specified in the applicable Incremental Agreement) to the terms relating to Swingline Loans and Letters of Credit with respect to the Revolving Credit Commitments or otherwise reasonably acceptable to the Administrative Agent and (vii) shall otherwise have terms and conditions substantially similar to those of the Revolving Credit Facility unless the differences are (x) solely technical in nature or (y) made for the benefit of the Lenders of the Revolving Credit Commitments.

(d)  Each notice from the Borrower pursuant to this Section 2.14 shall be given in writing and shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans, Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments.  Incremental Term Loans may be made, and Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments may be provided, subject to the prior written consent of the Borrower (not to be unreasonably withheld) by any existing

Lender (it being understood that (i) each existing Lender may elect or decline, in its sole discretion, to make a portion of any Incremental Term Loan, (ii) each existing Lender with a Revolving Credit Commitment may elect or decline, in its sole discretion, to provide a portion of any Incremental Revolving Credit Commitment Increase or any Additional/Replacement Revolving Credit Commitment and (iii) the Borrower shall have simultaneously offered the existing Lenders the opportunity to provide any such Incremental Term Loans, Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Commitments) or by any Additional Lender; provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Incremental Revolving Credit Commitment Increases or Additional/Replacement Revolving Credit Commitments, if such consent would be required under Section 13.6(b) for an assignment of Loans or Commitments, as applicable, to such Lender or Additional Lender.

(e)  Commitments in respect of Incremental Term Loans, Incremental Revolving Credit Commitment Increases and Additional/Replacement Revolving Credit Commitments shall become Commitments (or in the case of an Incremental Revolving Credit Commitment Increase to be provided by an existing Lender with a Revolving Credit Commitment, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Agreement”) to this Agreement and, as appropriate, the other Credit Documents, executed by Holdings, the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent.  The Incremental Agreement may, subject to Section 2.14(c), without the consent of any other Lender, effect such amendments to this Agreement and the other Credit Documents as may be necessary, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section.  The effectiveness of any Incremental Agreement shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 7 (it being understood that all references to “the date of such Credit Event” or similar language in such Section 7 shall be deemed to refer to the effective date of such Incremental Agreement), the delivery to the Administrative Agent of legal opinions of counsel reasonably requested by the Administrative Agent in connection with any such transaction and such other conditions as the parties thereto shall agree.  The Borrower will use the proceeds of the Incremental Term Loans, Incremental Revolving Credit Commitment Increases and Additional/Replacement Revolving Credit Commitments for any purpose not prohibited by this Agreement; provided, however, that the proceeds of any Incremental Term Loans incurred, and any Additional/Replacement Revolving Credit Commitments provided, in either case as described in the proviso to Section 2.14(b), shall be used in accordance with the terms thereof.

(f) (i) Upon each increase in the Revolving Credit Commitments pursuant to this Section, each Lender with a Revolving Credit Commitment immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Credit Commitment Increase (each, an “Incremental Revolving Credit Commitment Increase Lender”) in

respect of such increase, and each such Incremental Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans held by each Lender with a Revolving Credit Commitment (including each such Incremental Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment.  If, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Incremental Revolving Credit Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.11.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(ii) Upon each provision of Additional/Replacement Revolving Credit Commitments pursuant to clause (ii) of the proviso to Section 2.14(b), each Lender with a Revolving Credit Commitment immediately prior to the providing of such Additional/Replacement Revolving Loan Commitments will automatically and without further act be deemed to have assigned to each Lender providing a portion of such Additional/Replacement Revolving Credit Commitment in respect of such provision, and each such Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations hereunder in Letters of Credit and (y) participations hereunder in Swingline Loans held by each Lender with a Revolving Credit Commitment and each Lender with an Additional/Replacement Revolving Credit Commitment will equal the percentage of the aggregate Revolving Credit Commitments and aggregate Additional/Replacement Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment and Additional/Replacement Revolving Credit Commitment, as applicable.  If, on the date of the providing of such Additional/Replacement Revolving Credit Commitments pursuant to clause (ii) of the proviso to Section 2.14(b), there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall, on or prior to the effectiveness of such Additional/Replacement Revolving Credit Commitments, be prepaid from the proceeds of Additional/Replacement Revolving Credit Loans made hereunder (reflecting such Additional/Replacement Revolving Credit Commitments), which prepayment shall be accompanied by accrued and unpaid interest on the Revolving Credit Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.11.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.”

(dd)                          A new Section 2.15 of the Credit Agreement is hereby added as follows:

“2.15.                  Extensions of Term Loans, Revolving Credit Loans and Revolving Credit Commitments and Additional/Replacement Revolving Credit Loans and Additional/Replacement Revolving Credit Commitments. (a)(i) The Borrower may at any time and from time to time request that all or a portion of each Term Loan of any Class (an “Existing Term Loan Class”) be exchanged to extend the scheduled final maturity date thereof (any such Term Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.15.  Prior to entering into any Extension Agreement with respect to any Extended Term Loans, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be identical to the Term Loans of the Existing Term Loan Class from which they are to be extended except (x) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of all or a portion of any principal amount of such Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.5 or in the Incremental Agreement, as the case may be, with respect to the Existing Term Loan Class of Term Loans from which such Extended Term Loans were extended, in each case as more particularly set forth Section 2.15(c) below), (y) all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Term Loans may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Term Loans of such Existing Term Loan Class, in each case, to the extent provided in the applicable Extension Agreement and (z) the voluntary and mandatory prepayment rights of the Extended Term Loans shall be subject to the provisions set forth in Sections 5.1 and 5.2.  No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class exchanged into Extended Term Loans pursuant to any Term Loan Extension Request.  Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class of Term Loans from which they were extended; provided that in no event shall there be more than six Classes of Term Loans outstanding at any time.

(ii) The Borrower may at any time and from time to time request that all or a portion of the Revolving Credit Commitments and/or any Additional/Replacement Revolving Credit Commitments (and, in each case, including any previously extended Revolving Credit Commitments and/or Additional/Replacement Revolving Credit Commitments) existing at the time of such request (each, an “Existing Revolving Credit Commitment” and any related revolving credit loans under any such facility, “Existing Revolving Credit Loans”) be exchanged to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Credit Loans related to such Existing Revolving Credit Commitments (any such Existing Revolving Credit Commitments which have been so extended, “Extended Revolving Credit Commitments” and any related revolving credit loans, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.15.  Prior to entering into any Extension Agreement with respect to any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Credit Commitments) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established thereunder, which terms shall be identical to those applicable to the Existing Revolving Credit Commitments from which they are to be extended (the “Specified Existing Revolving Credit Commitment Class”) except (x) all or any of the final maturity dates of such Extended Revolving Credit Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, (y) the all-in pricing (including, without limitation, margins, fees and premiums) with respect to the Extended Revolving Credit Commitments may be higher or lower than the all-in pricing (including, without limitation, margins, fees and premiums) for the Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and (z) the revolving credit commitment fee rate with respect to the Extended Revolving Credit Commitments may be higher or lower than the revolving credit commitment fee rate for Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment, in each case, to the extent provided in the applicable Extension Agreement; provided that, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Credit Loans under any Extended Revolving Credit Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Credit Loans (the mechanics for which may be implemented through the applicable Extension Agreement and may include technical changes related to the borrowing and repayment procedures of the Revolving Credit Facility), (2) assignments and participations of Extended Revolving Credit Commitments and Extended Revolving Credit Loans shall be governed by the assignment and participation provisions set forth in Section 13.6 and (3)(I) in the case of Section 4.2, and clause (ii) of the proviso to Section 2.14(b), no permanent repayment of Extended Revolving Credit Loans (and corresponding permanent reduction in the related Extended Revolving Credit Commitments) shall be permitted unless all Existing Revolving Credit Loans and all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class, shall have been repaid in full and terminated, respectively and (II) in all other cases, no termination of Extended Revolving Credit Commitments and no repayment of Extended Revolving Credit Loans accompanied by a corresponding permanent reduction in Extended Revolving Credit Commitments shall be permitted unless such termination or repayment (and corresponding reduction) is accompanied by at least a pro rata termination or permanent repayment (and corresponding pro rata permanent reduction), as applicable, of the Existing Revolving Credit Loans and Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class (or all Existing Revolving Credit Commitments of such Class and related Existing Revolving Credit Loans shall have otherwise been terminated and repaid in full).  Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class and from any other Existing Revolving Credit Commitments (together with any other Extended Revolving Credit Commitments so established on such date); provided that in no event shall there be more than three Classes of revolving credit commitments outstanding at any one time.

(b)                                 The Borrower shall provide the applicable Extension Request at least ten (10) Business Days prior to the date on which Lenders under the Existing Class are requested to respond.  Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans, Revolving Credit Commitments or Additional/Revolving Credit Commitments (or any earlier extended Extended Revolving Credit Commitments) of an Existing Class subject to such Extension Request exchanged into Extended Loans/Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans, Revolving Credit Commitments and/or Additional/Revolving Credit Commitments (and/or any earlier extended Extended Revolving Credit Commitments) which it has elected to convert into Extended Loans/Commitments.  In the event that the aggregate amount of Term Loans, Revolving Credit Commitments and Additional/Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, Term Loans, Revolving Credit Commitments and Additional/Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) subject to Extension Elections shall be exchanged to Extended Loans/Commitments on a pro rata basis based on the amount of Term Loans, Revolving Credit Commitments and Additional/Revolving Credit Commitments (and any earlier extended Extended Revolving Credit Commitments) included in each such Extension Election.  Notwithstanding the conversion of any Existing Revolving Credit Commitment (other than an Additional/Replacement Revolving Credit Commitment) into an Extended Revolving Credit Commitment, such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Credit Lender in respect of Swingline Loans under Section 2.1(d) and Letters of Credit under Section 3, except that the applicable Extension Agreement may provide that the Swingline Maturity Date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued (pursuant to mechanics set forth in the applicable Extension Agreement) so long as the Swingline Lender and/or the applicable Letter of Credit Issuer, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).  Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment (other than a Revolving Credit Commitment), such Extended Revolving Credit Commitment shall be treated identically to all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of the lenders thereof in respect of swingline loans and letters of credit, except that the applicable Extension Agreement may provide that the applicable swingline maturity date and/or the last day for issuing letters of credit may be extended and the related obligations to make swingline loans and issue letters of credit may be continued so long as the applicable swingline lender and/or the applicable letter of credit issuer, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension).

(c)                                  Extended Loans/Commitments shall be established pursuant to an amendment (an “Extension Agreement”) to this Credit Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.15(c) and notwithstanding anything to the contrary set forth in Section 13.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans/Commitments established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders.   Notwithstanding anything to the contrary in this Section 2.15 and without limiting the generality or applicability of Section 13.1 to any Section 2.15 Additional Agreements, any Extension Agreement may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.15 Additional Agreement”) to this Agreement and the other Credit Documents; provided that such Section 2.15 Additional Agreements do not become effective prior to the time that such Section 2.15 Additional Agreements have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Incremental Term Loans, Additional/Replacement Revolving Credit Commitments and Incremental Revolving Credit Commitment Increases provided for in any Incremental Agreement and (2) consents applicable to holders of any Extended Loans/Commitments provided for in any Extension Agreement) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Section 2.15 Additional Agreements to become effective in accordance with Section 13.1.  It is understood and agreed that each Lender that has consented to Amendment No. 1 has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Credit Documents authorized by this Section 2.15 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Section 2.15 Additional Agreement.  In connection with any Extension Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent (i) as to the enforceability of such Extension Agreement, the Credit Agreement as amended thereby, and such of the other Credit Documents (if any) as may be amended thereby (in the case of such other Credit Documents as contemplated by the immediately preceding sentence), (ii) to the effect that such Extension Agreement, including without limitation, the Extended Loans/Commitments provided for therein, does not conflict with or violate the terms and provisions of Section 13.1 of this Agreement and (iii) as to any other matter reasonably requested by the Administrative Agent.”

(ee)                            Section 4.2 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Upon at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at the Administrative Agent’s Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to terminate or reduce the Revolving Credit Commitments and/or any tranche of Additional/Replacement Revolving Credit Commitments, as determined by the Borrower, in whole or in part; provided that (a) with respect to the Revolving Credit Commitments, any such reduction shall apply proportionately and permanently to reduce the Revolving Credit Commitments of each of the Revolving Credit Lenders, except that, notwithstanding the foregoing, in connection with the establishment on any date of any Extended Revolving Credit Commitments pursuant to Section 2.15, the Revolving Credit Commitments of any one or more Lenders providing any such Extended Revolving Credit Commitments on such date shall be reduced in an amount equal to the amount of Revolving Credit Commitments so extended on such date (provided that (x) after giving effect to any such reduction and to the repayment of any Revolving Credit Loans made on such date, the Revolving Credit Exposure of any such Lender does not exceed the Revolving Credit Commitment thereof (such Revolving Credit Exposure and Revolving Credit Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Revolving Credit Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Revolving Credit Loans contemplated by the preceding clause shall be made in compliance with the requirements of Section 5.3(a) with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to any exchange pursuant to Section 2.15 of Revolving Credit Commitments and Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively, and prior to any reduction being made to the Revolving Credit Commitment of any other Lender), (b) with respect to any tranche of Additional/Replacement Revolving Credit Commitments, any such reduction shall apply proportionately and permanently to reduce the Additional/Replacement Revolving Credit Commitments of each of the Additional/Replacement Revolving Credit Lenders of such tranche, except that, notwithstanding the foregoing, in connection with the establishment on any date of any Extended Revolving Credit Commitments pursuant to Section 2.15, the Additional/Replacement Revolving Credit Commitments of any one or more Lenders providing any such Extended Revolving Credit Commitments on such date shall be reduced in an amount equal to the amount of Additional/Replacement Revolving Credit Commitments so extended on such date (provided that (x) after giving effect to any such reduction and to the repayment of any Additional/Replacement Revolving Credit Loans made on such date, the revolving credit exposure of any such Lender does not exceed the Additional/Replacement Revolving Credit Commitment thereof (such revolving credit exposure and Additional/Replacement Revolving Credit Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Revolving

Credit Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Additional/Replacement Revolving Credit Loans contemplated by the preceding clause shall be made in compliance with the requirements of Section 5.3(a) with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to any exchange pursuant to Section 2.15 of Additional/Replacement Revolving Credit Commitments and Additional/Replacement Revolving Credit Loans into Extended Revolving Credit Commitments and Extended Revolving Credit Loans, respectively, and prior to any reduction being made to the Additional/Replacement Revolving Credit Commitment of any other Lender), (c) any partial reduction pursuant to this Section 4.2 shall be in the amount of at least $1,000,000, (d) after giving effect to such termination or reduction and to any prepayments of Revolving Credit Loans or cancellation or cash collateralization of Letters of Credit made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ Revolving Credit Exposures shall not exceed the Total Revolving Credit Commitment and (e) after giving effect to such termination or reduction and to any prepayments of Additional/Replacement Revolving Credit Loans of any tranche or cancellation or cash collateralization of letters of credit made on the date thereof in accordance with this Agreement, the aggregate amount of the Lenders’ revolving credit exposures shall not exceed the Total Additional/Replacement Revolving Credit Commitment for such tranche.”

(ff)                                Section 4.3(d) of the Credit Agreement is hereby replaced in its entirety as follows and a new Section 4.3(e) is added immediately following such Section 4.3(d) as follows:

“(d) The Incremental Term Loan Commitment for any tranche shall, unless otherwise provided in the documentation governing such Incremental Term Loan Commitment, terminate at 5:00 p.m. (New York City time) upon the making of the Incremental Term Loans for such tranche on the Incremental Facility Closing Date for such tranche.”

“(e) The Additional/Replacement Revolving Credit Commitment for any tranche shall terminate at 5:00 p.m. (New York City time) on the maturity date for such tranche specified in the documentation governing such tranche.”

(gg)                          Section 5.1(a) of the Credit Agreement is hereby replaced in its entirety as follows:

“(a) The Borrower shall have the right to prepay Term Loans, Revolving Credit Loans, Additional/Replacement Revolving Credit Loans and Swingline Loans, without premium or penalty, except as set forth in clause (b) below, in whole or in part from time to time on the following terms and conditions:  (a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and in the case of Eurodollar Loans, the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than (i) in the case of Term Loans, Additional/Replacement Revolving Credit Loans or Revolving Credit Loans, 1:00 p.m. (New York City time) (x) one Business Day prior to (in the case of ABR Loans) or (y) three Business Days prior to (in the case of Eurodollar Loans), or (ii) in the case of Swingline Loans, 1:00 p.m. (New York City time) on, the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders or the Swingline Lender, as the case may be; (b) each partial prepayment of any Borrowing of Term Loans or Revolving Credit Loans shall be in a multiple of $100,000 and in an aggregate principal amount of at least $1,000,000 and each partial prepayment of Swingline Loans shall be in a multiple of $100,000 and in an aggregate principal amount of at least $100,000; provided that no partial prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for Eurodollar Loans; (c) any prepayment of Eurodollar Loans pursuant to this Section 5.1 on any day other than the last day of an Interest Period applicable thereto shall be subject to compliance by the Borrower with the applicable provisions of Section 2.11.  Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid and the payment amount specified in such notice shall be due and payable on the date specified therein.  Each prepayment in respect of any tranche of Term Loans pursuant to this Section 5.1(a) shall be applied to reduce the Repayment Amount in such order as the Borrower may determine and may be applied to any Class of Term Loans as directed by the Borrower; provided that the Borrower may not prepay (i) Extended Term Loans of any Extension Series pursuant to this Section 5.1(a) unless such prepayment is accompanied by at least a pro rata prepayment of Term Loans of the Existing Term Loan Class from which such Extended Term Loans were exchanged (or such Term Loans of the Existing Term Loan Class have otherwise been repaid in full).  For the avoidance of doubt, the Borrower may prepay Term Loans of an Existing Term Loan Class pursuant to this Section 5.1(a) without any requirement to prepay Extended Term Loans that were exchanged from such Existing Term Loan Class.  In the event that the Borrower does not specify the order in which to apply prepayments to reduce Repayment Amounts, the Borrower shall be deemed to have elected that such proceeds be applied to reduce the Repayment Amounts in direct order of maturity.  All prepayments under this Section 5.1(a) shall also be subject to the provisions of Section 5.2(c).  At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1(a), such prepayment shall not be applied to any Loan of a Defaulting Lender.”

(hh)                          Section 5.2(c) of the Credit Agreement is hereby deleted and replaced with the following:

“(c) Application to Repayment Amounts.  (i) Subject to clause (ii) of this Section 5.2(c), each prepayment of Term Loans required by Sections 5.2(a)(i) and (ii) shall be applied to reduce the scheduled Repayment Amounts of any Class of Term Loans in direct order of maturity; provided that, subject to the pro rata application to Repayment Amounts within any Class of Term Loans, the Borrower may allocate such prepayment in its sole discretion among the Class or Classes of Term Loans as the Borrower may specify, subject only to the following limitations: (A) the Borrower shall not allocate to Extended Term Loans of any Extension Series any mandatory prepayment made pursuant to Section 5.2(a)(ii) unless such prepayment is accompanied by at least a pro rata prepayment, based upon the applicable remaining Repayment Amounts due in respect thereof, of Term Loans of the Existing Term Loan Class, if any, from which such Extended Term Loans were exchanged (or such Term Loans of the Existing Term Loan Class have otherwise been repaid in full); (B) the Borrower may not allocate any mandatory prepayments (1) made pursuant to Section 5.2(a)(i) (other than in connection with a Debt Incurrence Prepayment Event) to any Class of Term Loans unless such prepayment is accompanied by a pro rata repayment, based upon the applicable remaining Repayment Amounts due in respect thereof, of Term Loans of the Existing Term Loan Class, if any, from which such Class of Term Loans was exchanged and Extended Term Loans, if any, that were originally exchanged from such Class of Term Loans and (2) made pursuant to Section 5.2(a)(i) in connection with any Debt Incurrence Prepayment Event unless all Existing Term Loans have been repaid in full; and (C) prepayments within any Class of Term Loans must be applied (1) pro rata to Repayment Amounts within any Class of Term Loans and (2) to reduce the scheduled Repayment Amounts in direct order of maturity.

(ii) With respect to each such prepayment, (A) the Borrower will, not later than the date specified in Section 5.2(a) for offering to make such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent provide notice of such prepayment to each Lender of Term Loans, (B) the Administrative Agent shall promptly provide notice of such prepayment to each Lender of Term Loans, (C) each Lender of Term Loans will have the right to refuse any such prepayment by giving written notice of such refusal to the Borrower within fifteen Business Days after such Lender’s receipt of notice from the Administrative Agent of such prepayment (and the Borrower shall not prepay any such Term Loans until the date that is specified in the immediately following clause), (D) the Borrower will make all such prepayments not so refused upon the earlier of (x) such fifteenth Business Day and (y) such time as the Borrower has received notice from each Lender that it consents to or refuses such prepayment and (E) any prepayment so refused may be retained by the Borrower; provided, that any prepayment so refused that relates to Net Cash Proceeds from a Debt Incurrence Prepayment Event in respect of the issuance of Permitted Additional Notes shall be re-allocated to the then outstanding Term Loans and shall be applied as set forth above in this paragraph (c).”

(ii)                                  Section 5.2(d) of the Credit Agreement is hereby deleted and replaced with the following:

“(d) Application to Term Loans.  With respect to each prepayment of Term Loans required by Section 5.2(a), the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that the Borrower pays any amounts, if any, required to be paid pursuant to Section 2.11 with respect to prepayments of Eurodollar Loans made on any date other than the last day of the applicable Interest Period.  In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.”

(jj)           Section 5.2(e) of the Credit Agreement is hereby deleted and replaced with the following:

“(e) Application to Revolving Credit Loans; Mandatory Commitment Reductions.  (i) With respect to each prepayment of Revolving Credit Loans elected by the Borrower pursuant to Section 5.1 or required by Section 5.2(b), the Borrower may designate (i) the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made and (ii) the Revolving Credit Loans to be prepaid; provided, that (x) Eurodollar Loans which are Revolving Credit Loans may be designated for prepayment pursuant to this Section 5.2 only on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required prepayment and all ABR Loans have been paid in full; (y) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (z) notwithstanding the provisions of the preceding clause (y), no prepayment made pursuant to Section 5.1 or Section 5.2(b) of Revolving Credit Loans shall be applied to the Revolving Credit Loans of any Defaulting Lender.  In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

(ii)           With respect to each mandatory reduction and termination of Revolving Credit Commitments, Additional/Replacement Revolving Credit Commitments (and any previously extended Extended Revolving Credit Commitments) required by clause (ii) of the proviso to Section 2.14(b), the Borrower may designate (A) the Classes of Commitments to be reduced and terminated, which prior to the Revolving Credit Maturity Date, may not include any tranche of Additional/Replacement Revolving Credit Commitments and (B) the corresponding Classes of Loans to be prepaid; provided that (x) any such reduction and termination shall apply proportionately and permanently to reduce the Commitments of each of the Lenders within any such Class, (y) no such reduction and termination of Extended Revolving Credit Commitments (and prepayment of Extended Revolving Credit Loans accompanying a corresponding permanent reduction in such Extended Revolving Credit Commitments) shall be permitted unless all Existing Revolving Credit Commitments of the Specified Existing Revolving Credit Commitment Class (and Existing Revolving Credit Loans related to such Commitments) shall have been terminated and repaid in full and (z) after giving effect to such termination or reduction and to any prepayments of Loans or cancellation or cash collateralization of letters of credit made on the date of each such reduction and termination in accordance with this Agreement, the aggregate amount of such Lenders’ credit exposures shall not exceed the remaining Commitments of such Lenders’ in respect of the Class reduced and terminated.”

(kk)         Clause (ii) of the last sentence of Section 9.1(d) of the Credit Agreement is deleted and replaced with the following:

“(ii) a certificate of an Authorized Officer and the chief legal officer of the Borrower setting forth the information under “Current Information” in the Perfection Certificate or confirming that there has been no change in such information since the

Closing Date or the date of the most recent certificate delivered pursuant to this subsection (d), as the case may be.”

(ll)           Section 9.12 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Subject to any applicable limitations set forth in the Pledge Agreement, Holdings and the Borrower will pledge, and, if applicable, will cause each Domestic Subsidiary (other than any Unrestricted Subsidiary, any direct or indirect Domestic Subsidiary of a Foreign Subsidiary or any Excluded Subsidiary) to pledge, to the Collateral Agent for the benefit of the Secured Parties, (i) all the Capital Stock of each Domestic Subsidiary (other than any Unrestricted Subsidiary, any direct or indirect Domestic Subsidiary of a Foreign Subsidiary, PTC Holdings, Inc. or The Private Trust Company, N.A. or any other Subsidiary, the pledge of which would be prohibited by any Applicable Laws or Contractual Obligation) and 65% of the issued and outstanding Capital Stock of each Foreign Subsidiary directly held by any Credit Party, in each case, formed or otherwise purchased or acquired after the Effective Date, in each case pursuant to a supplement to the Pledge Agreement substantially in the form of Annex A thereto, (ii) all evidences of Indebtedness in excess of $5,000,000 received by any Credit Party in connection with any disposition of assets pursuant to Section 10.4(d), in each case pursuant to a supplement to the Pledge Agreement substantially in the form of Annex A thereto, and (iii) any global promissory notes executed after the Closing Date evidencing Indebtedness of Holdings and the Borrower and each of its Subsidiaries that is owing to any Credit Party, in each case pursuant to a supplement to the Pledge Agreement in the form of Annex A thereto.”

(mm)       Section 10.1 of the Credit Agreement is hereby amended by:

(i)            deleting clause (a) in its entirety and replacing it with the following:

“(a)  Indebtedness owing under the Credit Documents including pursuant to Sections 2.14 and 2.15 hereof;”

(ii)           deleting clause (v) in its entirety and replacing it with the following:

“(v)         Indebtedness in respect of (i) Permitted Other Debt issued or incurred in exchange for, or which modifies, extends, refinances, renews, replaces or refunds or the Net Cash Proceeds therefrom are applied to the prepayment of Term Loans in the manner set forth in Section 5.2(a)(i), and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that, in the case of this clause (ii) except to the extent otherwise permitted hereunder, (x) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except for any original issue discount thereon and the amount of fees, expenses and premium in connection with such refinancing) and (y) such Indebtedness otherwise complies with the definition of Permitted Other Debt; and”

(nn)         Section 10.2(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a)         Liens arising under (i) the Credit Documents securing the Obligations and (ii) the Security Documents and the Permitted Other Debt Documents securing Permitted Other Debt Obligations permitted to be incurred under Section 10.1(v); provided that, (A) in the case of Liens securing Permitted Other Debt Obligations that constitute First Lien Obligations pursuant to subclause (ii) above the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall have entered into with the Collateral Agent an intercreditor agreement on the terms set forth on Exhibit J-1 or otherwise reasonably acceptable to the Administrative Agent, and (B) in the case of Liens securing Permitted Other Debt Obligations that do not constitute First Lien Obligations pursuant to subclause (ii) above, the applicable Permitted Other Debt Secured Parties (or a representative thereof on behalf of such holders) shall have entered into an intercreditor agreement on the terms set forth on Exhibit J-2 or otherwise reasonably acceptable to the Administrative Agent.  Without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to negotiate, execute and deliver on behalf of the Secured Parties any intercreditor agreement or any amendment (or amendment and restatement) to the Security Documents contemplated by this Section 10.2(a);”

(oo)         The last sentence of the first paragraph of Section 13.1 is hereby restated in its entirety as follows:

“Notwithstanding the foregoing, the Administrative Agent and the Borrower may effect such amendments to this Agreement as may be necessary or appropriate to effect the provisions set forth in the proviso to the definition of Required Cash.”

(pp)         Exhibit I-2 is hereby deleted in its entirety.

(qq)         Exhibit J-1 is hereby deleted in its entirety and replaced with the Pari Passu Intercreditor Agreement Term Sheet in the form attached hereto as Exhibit A.

(rr)           Exhibit J-2 is hereby deleted in its entirety and replaced with the First Lien/Second Lien Intercreditor Agreement Term Sheet in the form attached hereto as Exhibit B.

Section 2                Representations and Warranties, No Default.  Each Credit Party represents and warrants to the Lenders as of the date hereof and as of the date of effectiveness of this Amendment:

(a)           Each Credit Party is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to execute, delivery and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.  Each Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b)           The execution, delivery and performance by each Credit Party of this Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any of the Borrower or any of the Restricted Subsidiaries pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which Holdings, the Borrower or any of their Restricted Subsidiaries is a party or by which it or any of their property or assets is bound, or (c) violate any provision of the certificate of incorporation, By-Laws or other constitutional documents of Holdings, the Borrower or any of their Restricted Subsidiary.

(c)           The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the date hereof and the date of effectiveness of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(d)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3                Conditions to Effectiveness of Amendment.  This Amendment will become effective upon:

(a)           receipt by the Administrative Agent of executed signature pages to this Amendment from the Required Lenders and each Credit Party that is party to the Credit Agreement;

(b)           payment by the Borrower of the reasonable costs and expenses of the Administrative Agent in connection with this Amendment (including the reasonable fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Agents).

(c)           payment from the Borrower of a consent fee payable in Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on December 8, 2009 (the “Consent Deadline”) in the amount of 0.05% of the sum of such Lender’s Revolving Credit Commitment and outstanding Term Loans.

Section 4                Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5                Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6                Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7                Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents.  From and after the effective date of this Amendment, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LPL INVESTMENT HOLDINGS, INC.

By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Chief Financial Officer

LPL HOLDINGS, INC., as the Borrower

By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Chief Financial Officer

INDEPENDENT ADVISERS GROUP CORPORATION

By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Chief Financial Officer

GLENOAK, LLC

By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Vice President, Finance

LPL INSURANCE ASSOCIATES, INC.

By:	/s/ Stephanie L. Brown
	Name:	Stephanie L. Brown
	Title:	Vice President, Secretary

LPL INDEPENDENT ADVISOR SERVICES GROUP, LLC

By:	/s/ Robert J. Moore
	Name:	Robert J. Moore
	Title:	Vice President, Treasurer

ASSOCIATED FINANCIAL GROUP, INC.

By:	/s/ Chad D. Perry
	Name:	Chad D. Perry
	Title:	Secretary

ASSOCIATED PLANNERS INVESTMENT ADVISORY, INC.

By:	/s/ Chad D. Perry
	Name:	Chad D. Perry
	Title:	Secretary

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and a Lender

By:	/s/ James E. Bonetti
	Name:	James E. Bonetti
	Title:	Vice President

MORGAN STANLEY & CO., as Collateral Agent

By:	/s/ James E. Bonetti
	Name:	James E. Bonetti
	Title:	Vice President